UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014
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WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
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Ireland	001-16503	98-0352587
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,
51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)

(011) 44-20-3124-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Changes to segmental and income statement presentation

The Company has announced a number of changes to the structure of its operations that are effective from January 1, 2014. In addition, we have made some changes to the segmental financial information that will be reported and to the presentation of certain items in the Consolidated Statement of Operations. To assist in understanding these changes, the following summarizes the impact of the changes on selected financial data for 2011, 2012 and 2013. These changes will be incorporated in full within the financial statements reported in our Quarterly Report on Form 10-Q to be filed on or about May 9, 2014.

The principal changes to the components of the North America, Global and International reporting segments are:

•	the UK retail business, previously reported within the International reporting segment, will be reported within the Global reporting segment;

•	the Mexican retail business, previously reported within the North America reporting segment, will be reported within the International reporting segment; and

•	the US captive consulting business and facultative reinsurance businesses, both previously reported within the North America reporting segment, will be reported within the Global reporting segment.

The Company has made additional changes to the segmental financial information that will be used and reported during 2014 to evaluate performance and to support decision making. We will continue to use organic growth in commissions and fees and operating income to evaluate segment performance however, operating income will be changed to reflect the following:

•	amortization of intangibles, previously reported in Corporate and other, will be reported in operating expenses for each of the reporting segments; and

•
certain leadership, project and other costs relating to group functions and the non-servicing or financing elements of the defined benefit pension scheme cost (income), previously allocated to each of the reporting segments will be reported in Corporate and other.

Finally, the Company has made changes to the presentation of certain items in the Consolidated Statement of Operations. Certain foreign exchange gains and losses, primarily from balance sheet revaluation, and gains and losses from the disposal of operations, previously reported within total operating expenses, will be reported in a new income statement line item, 'Other income (expense)', which will be reported below Operating income (loss).
Management believes that these changes to the presentation of the Consolidated Statement of Operations and components of segmental operating income will: (i) provide greater clarity of the performance of our reporting segments; (ii) reflect the new structure of our operations effective from January 1, 2014; and (iii) improve the transparency and visibility of foreign exchange in the income statement.
The impact of the changes to the selected financial data described above, retrospectively applied to 2011, 2012 and 2013 is disclosed in Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

99.1	Impact of the changes to Consolidated Statement of Operations, segmental operating income and adjusted operating income

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIS GROUP HOLDINGS PLC (REGISTRANT)

By:	/s/ MICHAEL K. NEBORAK
Michael K. Neborak
Group Chief Financial Officer
(Principal Financial and Accounting Officer)
Dated: April 4, 2014